SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2016

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 25, 2016, the Board of Directors (the “Board”) of Charter Communications, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated 2009 Stock Incentive Plan (the “Stock Plan”) to permit award agreements reflecting stock options granted under the Stock Plan to provide greater flexibility for transfers of stock options in connection with tax and estate planning activities. Specifically, the Stock Plan amendment expanded the class of persons to which transfers may be made to include a trust or other entity in which the transferring award recipient holds a beneficial or ownership interest and a broader range of family members.

On October 25, 2016, the Board also approved an amendment to all award agreements reflecting outstanding stock options granted under the Stock Plan to implement the tax and estate planning activities contemplated by the Stock Plan amendment. The award agreement amendment expressly provides that, both before and after any transfer, the original award recipient remains subject to all obligations imposed on him or her by the option award agreement, including continued service and compliance with restrictive covenants.

The foregoing summary of the amendments to the Stock Plan and stock option award agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such amendments, which are included as Exhibits 10.1 and 10.2, respectively, hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

10.1*	Amendment to the Charter Communications, Inc. Amended and Restated 2009 Stock Incentive Plan, dated as of October 25, 2016.
10.2*	Form of Amendment to Nonqualified Stock Option Agreements Granted Under the Charter Communications, Inc. Amended and Restated 2009 Stock Incentive Plan, dated as of October 25, 2016.
* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: October 28, 2016		Senior Vice President - Finance, Controller and
Chief Accounting Officer

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: October 28, 2016		Senior Vice President - Finance, Controller and
Chief Accounting Officer

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: October 28, 2016		Senior Vice President - Finance, Controller and
Chief Accounting Officer

Exhibit Index

Exhibit	Description

10.1*	Amendment to the Charter Communications, Inc. Amended and Restated 2009 Stock Incentive Plan, dated as of October 25, 2016.
10.2*	Form of Amendment to Nonqualified Stock Option Agreements Granted Under the Charter Communications, Inc. Amended and Restated 2009 Stock Incentive Plan, dated as of October 25, 2016.
* filed herewith